PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

2010 EQUITY INCENTIVE PLAN

GLOBAL RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Pacific Biosciences of California, Inc. 2010 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Global Restricted Stock Award Agreement, including any exhibits thereto (the “Award Agreement”).

I.    NOTICE OF RESTRICTED STOCK GRANT

Participant Name:

Address:

You have been granted the right to receive an Award of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Total Number of Shares Granted

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock will vest and the Company’s right to reacquire the Restricted Stock will lapse in accordance with the following schedule:

[INSERT VESTING SCHEDULE]

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award of Restricted Stock is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and the Additional Terms and Conditions of Restricted Stock Unit Grant Outside the U.S., attached hereto as Exhibit B, all of which are made a part of this document.  Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

1.    Grant of Restricted Stock.  The Company hereby grants to the individual named in the Notice of Grant attached as Part I of this Award Agreement (the “Participant”) under the Plan an Award of Shares of Restricted Stock, subject to all of the terms and conditions in this Award Agreement, including any country‑specific provisions set forth in Exhibit B, and the Plan, which is incorporated herein by reference.  Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2.    Escrow of Shares.

(a)    All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”).  The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.

(b)    The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow while acting in good faith and in the exercise of its judgment.

(c)    Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company.  Participant hereby appoints the Escrow Holder with full power of substitution, as Participant's true and lawful attorney‑in‑fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

(d)    The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

(e)    Subject to the terms hereof, Participant will have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

(f)    In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant will in his or her capacity as owner of unvested Shares of Restricted Stock be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement.  If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement.  The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

(g)    The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.

3.    Vesting Schedule.  Except as provided in Section 4, and subject to Section 5, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant.  Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs, and as further described in Section 11(l) of this Award Agreement.  The Administrator will have the exclusive discretion to determine when Participant no longer is providing services for purposes of this Award of Restricted Stock (including without limitation whether Participant will be considered to be providing services while on a leave of absence).

4.    Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock at any time, subject to the terms of the Plan.  If so accelerated, such Restricted Stock will be considered as having vested as of the date specified by the Administrator.

5.    Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, the balance of the Shares of Restricted Stock that have not vested at the time of Participant’s termination as a Service Provider for any reason will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination and Participant will have no further rights thereunder.  Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 5.  Participant hereby appoints the Escrow Agent with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.

6.    Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant or if no beneficiary is designated or permitted to be designated or if the Company determines, in its discretion, that a beneficiary designation is not valid, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.    Taxes.

(a)    Responsibility for Taxes.  Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 2, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of tax, social insurance and social security liability under Applicable Laws in connection with Participant’s participation in the Plan, this Award of Restricted Stock Units, and the related Shares, including, without limitation, (a) all federal, state and local income, employment and any other applicable taxes, (b) Participant’s and, to the extent required by the Company (or the Company’s Parent or Subsidiary employing or retaining Participant (“Employer”)), fringe benefit tax liability, if any, of the Company (or Employer) associated with the grant, vesting, or delivery of Shares of the Restricted Stock, or sale of or other disposition with respect to the related Shares, and (c) all other taxes or social insurance or social security liabilities or premium with respect to which Participant has, or has agreed to bear, responsibility (“Tax‑Related Items”).  Participant acknowledges and agrees that:

(i)    Participant is ultimately responsible for all Tax‑Related Items and Participant’s liability for Tax‑Related Items may exceed the amount withheld by the Company and/or Employer, if any;

(ii)    the Company and/or Employer make no representations or undertakings regarding the treatment of any Tax‑Related Items in connection with any aspect of this Award of Restricted Stock, including,

but not limited to, the grant or vesting of the Restricted Stock, the release of Shares from the escrow established pursuant to Section 2, the subsequent sale of such Shares and the receipt of any dividends;

(iii)    the Company and/or Employer do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Award of Restricted Stock to reduce or eliminate Participant’s liability for Tax‑Related Items or achieve any particular tax result;

(iv)    the Company and/or Employer (or former employer, as applicable) may be required to withhold or account for Tax‑Related Items in more than one jurisdiction if Participant is subject to tax in more than one jurisdiction; and

(v)    if Participant fails to make satisfactory arrangements for the payment of any required Tax‑Related Items hereunder at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Sections 3 or 4 or at the time any Tax‑Related Items related to this Award of Restricted Stock are due, Participant will permanently forfeit such Restricted Stock and any such Shares of Restricted Stock will be returned to the Company at no cost to the Company.

(b)    Withholding of Taxes.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Employer, (c) electing to have the Company withhold otherwise deliverable Shares upon vesting of the Restricted Stock with a Fair Market Value (as defined in the Plan unless otherwise determined by the Administrator) equal to the applicable amount of any Tax‑Related Items required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) withholding from proceeds of the sale of Shares upon the vesting of the Restricted Stock, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise and whether through a voluntary sale or through a mandatory sale arranged by the Company on Participant’s behalf pursuant to this authorization and without further consent from Participant), with a Fair Market Value (as defined in the Plan unless otherwise determined by the Administrator) equal to the applicable amount of any Tax‑Related Items required to be withheld.  To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax‑Related Items by reducing the number of Shares otherwise deliverable to Participant. Depending on the withholding method, and notwithstanding the foregoing, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares.

8.    Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant or the Escrow Agent (including through electronic delivery to a brokerage account).  Except as provided in Section 2, after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9.    No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR ANY PARENT OR SUBSIDIARY OF THE COMPANY EMPLOYING OR RETAINING

PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10.    Insider Trading Restrictions/Market Abuse Laws.  Participant acknowledges that, depending on his or her country of residence, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  Participant is solely responsible for ensuring his or her compliance with any applicable restrictions and is advised to consult his or her personal legal advisor on this matter.

11.    Nature of Grant.  In accepting the Award of Restricted Stock, Participant acknowledges, understands and agrees that:

(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time;

(b)    the Award of Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock, or benefits in lieu of restricted stock, even if restricted stock has been granted in the past;

(c)    all decisions with respect to future restricted stock grants, if any, will be at the sole discretion of the Company;

(d)    Participant is voluntarily participating in the Plan;

(e)    this Award of Restricted Stock and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f)    this Award of Restricted Stock and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

(g)    unless otherwise agreed with the Company, this Award of Restricted Stock and any Shares acquired under the Plan, and the income and value of the same, are not granted as consideration for, or in connection with, services Participant may provide as a director of a Parent or Subsidiary of the Company;

(h)    this Award of Restricted Stock and participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company or any Parent or Subsidiary of the Company and shall not interfere with the ability of the Company or any Parent or Subsidiary of the Company employing or retaining Participant, as applicable, to terminate Participant’s employment or service relationship (if any);

(i)    the future value of the Shares of Restricted Stock is unknown, indeterminable, and cannot be predicted with certainty;

(j)    the value of any Shares of Restricted Stock acquired under the Plan may increase or decrease;

(k)    no claim or entitlement to compensation or damages shall arise from forfeiture of this Award of Restricted Stock resulting from termination of Participant’s employment or service relationship by the Company or, if different, the Company’s Parent or Subsidiary employing or retaining Participant (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any);

(l)    for purposes of the Award of Restricted Stock, Participant’s employment or service relationship will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and, unless otherwise expressly provided in this Award Agreement or determined by the Company, Participant’s right, if any, to vest in this Award of Restricted Stock will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); and

(m)    neither the Company, the Company’s Parent nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of this Award of Restricted Stock or any amounts due to Participant pursuant to this Award of Restricted Stock or the subsequent sale of any Shares acquired hereunder.

12.    No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares.  Participant should consult with his or her own personal tax, legal and financial advisors regarding the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Award Agreement and all other aspects of Participant’s participation in the Plan before taking any action related to the Plan.

13.    Data Privacy.  Participant hereby voluntarily consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Award grant materials ("Data") by and among, as applicable, the Company, if different, the Company’s Parent or Subsidiary employing or retaining Participant and any other Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and, if different, the Company’s Parent or Subsidiary employing or retaining Participant may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all restricted stock awards or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to any third parties assisting the Company with the implementation, administration and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative.  Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service with the Company’s Parent or Subsidiary employing or retaining Participant will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant restricted stock or other equity awards to Participant or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

14.    Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of its Chief Financial Officer at Pacific Biosciences of California, Inc., at 1305 O’Brien Drive, Menlo Park, CA 94025, or at such other address as the Company may hereafter designate in writing.

15.    Grant is Not Transferable.  Except to the limited extent provided in Section 6, the unvested Shares subject to this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any unvested Shares of Restricted Stock subject to this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

16.    Successors and Assigns.  The Company may assign any of its rights under the Award Agreement to single or multiple assignees, and this Award Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, the Award Agreement will be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.  The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.

17.    Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

18.    Additional Conditions to Release from Escrow.  The Company will not be required to issue any certificate or certificates for Shares hereunder or release such Shares from the escrow established pursuant to Section 2 prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration, rule compliance or other qualification of such Shares under any U.S. federal, state, or local or non‑U.S. law, tax code or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body or under any Applicable Laws, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. federal, state or other governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.  The Company will make all reasonable efforts to meet the requirements of any such Applicable Laws and to obtain any such consent or approval of any such governmental authority.

19.    Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

20.    Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

21.    Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future restricted stock awards that may be granted under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

22.    Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

23.    Agreement Severable.  In the event that any provision in this Award Agreement, including the country‑specific provisions set forth in Exhibit B (if any), will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

24.    Language.  If Participant has received this Award Agreement, or any other document related to the Restricted Stock and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

25.    Country-Specific Provisions.  This Award of Restricted Stock shall be subject to any special provisions set forth for Participant’s country, as set forth in Exhibit B.  If Participant relocates to one of the countries included in Exhibit B, the special provisions for such country shall apply to Participant, to the extent the Company determines that the application of such provisions is necessary or advisable for legal or administrative reasons.  Exhibit B constitutes part of this Award Agreement.

26.    Modifications to the Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award of Restricted Stock.  Further, the Company reserves the right to impose other requirements on Participant’s participation in the Plan, on this Award of Restricted Stock and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to execute any additional agreements or undertakings that may be necessary to accomplish the foregoing.

27.    Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

28.    Governing Law and Choice of Venue.  This Award Agreement will be governed by the laws of the State of California, without giving effect to the conflict of laws principles thereof.  For purposes of litigating any dispute that arises under this Award of Restricted Stock or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock is made and/or to be performed.

*     *     *

EXHIBIT B

ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT OUTSIDE THE U.S.

This Exhibit B includes additional terms and conditions that govern the Award of Restricted Stock granted to Participant if Participant is in one of the countries listed herein.  Capitalized terms used but not defined herein will have the meanings set forth in the Award Agreement or the Plan, as applicable.

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to the Participant’s participation in the Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2017.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time the Shares of Restricted Stock vest or Participant sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result.  Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in the Participant’s country may apply to the Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Date of Grant, the terms and conditions and the information contained herein may not be applicable in the same manner to Participant.  The Company shall, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.

Australia

Notifications

Tax Information.  The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in that Act).

Securities Law Information.  If Participant offers any Shares acquired under the Plan for sale to a person or entity resident in Australia, such an offer may be subject to disclosure requirements under Australian law and Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Canada

Terms and Conditions

Nature of Grant.  This provision replaces Section 11(l) of the Award Agreement:

For purposes of the Award of Restricted Stock, Participant’s employment or service relationship will be considered terminated as of the date that is the earlier of: (i) the date Participant’s employment is terminated, (ii) the date Participant receives notice of termination, and (iii) the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) and, unless otherwise expressly provided in this Award Agreement or determined by the Company, Participant’s right to vest in the Shares of Restricted Stock will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any).

The following provisions will apply to Participant if he or she is a resident of Quebec:

Language Consent.  The parties acknowledge that it is their express wish that the Award Agreement, including this Exhibit B, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue Utilisée.  Les parties reconnaissent avoir expressément souhaité que la convention («Award Agreement») ainsi que cette Annexe B, ainsi que tous les documents, avis et procédures judiciares, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy.  This provision supplements Section 13 of the Award Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Participant further authorizes the Company and the Company’s Parent or Subsidiary employing or retaining Participant to disclose and discuss Participant’s participation in the Plan with their respective advisors.  Participant further authorizes the Company and the Company’s Parent or Subsidiary employing or retaining Participant to record such information and to keep such information in Participant’s employee file.

Notifications

Securities Law Information.  Participant understands that Participant is permitted to sell Shares acquired pursuant to the Plan through the designated broker appointed under the Plan, if any, provided the sale of the Shares acquired pursuant to the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed.  The Company’s common stock are currently traded on the NASDAQ Global Select Market, which is located outside of Canada, under the ticker symbol “PACB” and Shares acquired under the Plan may be sold through this exchange.

Foreign Asset/Account Reporting Information.  Foreign specified property, including Shares, held by a Canadian resident must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign specified property exceeds C$100,000 at any time during the year.  If applicable, Form T1135 is due by April 30th of the following year.  Participant is responsible for ensuring his or her compliance with any applicable reporting obligations and should speak to his or her personal legal advisor on this matter.

France

Terms and Conditions

Language Consent.  By accepting the Award Agreement providing for the terms and conditions of the grant, Participant confirms having read and understood the documents relating to this grant (the Plan and this Award Agreement) which were provided in English language.  Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée.  En acceptant le Contrat d'Attribution décrivant les termes et conditions de l’attribution, le Participant confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat d'Attribution) qui ont été communiqués en langue anglaise.  Le Participant accepte les termes de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information.  Participant may hold Shares acquired under the Plan outside of France provided Participant annually declares all foreign bank and stock accounts, whether open, current, or closed, together with Participant’s personal income tax returns.

Germany

Notifications

Exchange Control Information.

Cross-border payments in excess of €12,500 must be reported electronically, on a monthly basis, to the Servicezentrum Außenwirtschaftsstatistik, which is the competent federal office of the Deutsche Bundesbank (the German Central Bank) for such notifications in Germany.  The Allgemeinesc Meldeportal Statistik (General Statistics Reporting Portal) can be accessed at www.bundesbank.de.

Japan

Notifications

Foreign Asset / Account Reporting Information.  Participant will be required to report details of any assets held outside of Japan as of December 31st to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15th each year.  Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to him or her and whether the requirement extends to any outstanding Award of Restricted Stock, Shares and/or cash acquired under the Plan.

Netherlands

There are no country-specific provisions.

Singapore

Notifications

Securities Law Information.  The Award of Restricted Stock under the Plan is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.  Participant should note that the Shares of Restricted Stock are subject to section 257 of the SFA and the Participant should not  make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares of Restricted Stock in Singapore, unless such sale or offer is made more than six (6) months after the Date of Grant or pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA.  The Company’s common stock is traded on the Nasdaq Global Select Market, which is located outside of Singapore, under the ticker symbol “PACB” and Shares acquired under the Plan may be sold through this exchange.

CEO and Director Notification Information.  If Participant is the Chief Executive Officer (“CEO”) or a director, associate director or shadow director1 of a Singaporean Parent or Subsidiary, Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Singaporean Parent or Subsidiary in writing when Participant receives an interest in the Company (e.g., Shares).  In addition, Participant must notify the Singaporean Parent or Subsidiary when Participant disposes of an interest in the Company (including when Participant sells Shares).  These notifications must be made within two (2) business days of (i) acquiring or disposing of any interest in the Company, (ii) any change in a previously-disclosed interest (e.g., upon vesting of the Restricted Stock or when Shares acquired under the Plan are subsequently sold), or (iii) becoming the CEO or a director, associate director or shadow director if such an interest exists at such time.

______________________________

1 A shadow director is an individual who is not on the board of directors of the Singapore Parent or Subsidiary but who has sufficient control so that the board of directors of the Singapore Parent or Subsidiary acts in accordance with the directions and instructions of the individual.

Switzerland

Notifications

Securities Law Information.  The Award of Restricted Stock under the Plan is considered a private offering in Switzerland and is therefore not subject to registration in Switzerland.  Neither this document nor any other materials relating to the Award of Restricted Stock constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the Award of Restricted Stock may be publicly distributed nor otherwise made publicly available in Switzerland.  Neither this document nor any other offering or marketing material relating to the Award of Restricted Stock has been filed with, approved, or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

Taiwan

Notifications

Securities Law Information.   The Award of Restricted Stock is available only for employees of the Company and any Parent or Subsidiary.  It is not a public offer of securities by a Taiwanese company; therefore, it is exempt from registration in Taiwan.

Exchange Control Information.  Participant may acquire and remit foreign currency (including proceeds from the sale of Shares) up to US$5,000,000 per year without justification.  If the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form.  If the transaction amount is US$500,000 or more in a single transaction, Participant must also provide supporting documentation to the satisfaction of the remitting bank.

United Kingdom

Terms and Conditions

Taxes.  The following provision supplements Section 7 of the Award Agreement:

Without limitation to Section 7 of the Award Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Parent or Subsidiary employing or retaining Participant or by Her Majesty's Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority).  Participant also agrees to indemnify and keep indemnified the Company and the Parent or Subsidiary employing or retaining Participant against any Tax–Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

2010 EQUITY INCENTIVE PLAN

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Pacific Biosciences of California, Inc. 2010 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Global Restricted Stock Unit Award Agreement, including any exhibits thereto (the “Award Agreement”).

I.    NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant Name:

Address:

You have been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Number of Restricted Stock Units

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Unit will vest in accordance with the following schedule:

[INSERT VESTING SCHEDULE]

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and the Additional Terms and Conditions of Restricted Stock Unit Grant Outside the U.S.,

attached hereto as Exhibit B, all of which are made a part of this document.  Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1.    Grant.  The Company hereby grants to the individual named in the Notice of Grant attached as Part I of this Award Agreement (the “Participant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement, including any country‑specific provisions set forth in Exhibit B, and the Plan, which is incorporated herein by reference.  Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2.    Company’s Obligation to Pay.  Each Restricted Stock Unit represents the right to receive a Share on the date it vests.  Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3, Participant will have no right to payment of any such Restricted Stock Units.  Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.  Any Restricted Stock Units that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 7.  Subject to the provisions of Section 4, such vested Restricted Stock Units will be paid in Shares as soon as practicable after vesting, but in each such case within sixty (60) days following the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of the payment of any Restricted Stock Units payable under this Award Agreement.

3.    Vesting Schedule.  Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant.  Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs, and as further described in Section 11(l) of this Award Agreement.  The Administrator will have the exclusive discretion to determine when Participant no longer is providing services for purposes of this Award of Restricted Stock Units (including without limitation whether Participant will be considered to be providing services while on a leave of absence).

4.    Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan.  If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.

If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4 in all cases shall be paid at a time or in a manner that is exempt from, or complies with, Section 409A.  The prior sentence may be superseded in a future agreement or amendment to the Award Agreement only by direct and specific reference to such sentence.  Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant) to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to the Participant’s estate as soon as practicable following his or her death.   It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or

Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be exempt or to so comply.  For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any U.S. Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.  Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of U.S. Treasury Regulation Section 1.409A‑2(b)(2).

5.    Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason and Participant’s right to acquire any Shares hereunder will immediately terminate.

6.    Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant or if no beneficiary is designated or permitted to be designated or if the Company determines, in its discretion, that a beneficiary designation is not valid, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.    Taxes.

(a)    Responsibility for Taxes.  Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Participant unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of tax, social insurance and social security liability under Applicable Laws in connection with Participant’s participation in the Plan, this Award of Restricted Stock Units, and the related Shares, including, without limitation, (a) all federal, state and local income, employment and any other applicable taxes, (b) Participant’s and, to the extent required by the Company (or the Company’s Parent or Subsidiary employing or retaining Participant (“Employer”)), fringe benefit tax liability, if any, of the Company (or Employer) associated with the grant, vesting, or settlement of the Restricted Stock Units, or sale of or other disposition with respect to the related Shares, and (c) all other taxes or social insurance or social security liabilities or premium with respect to which Participant has, or has agreed to bear, responsibility (“Tax‑Related Items”).  Participant acknowledges and agrees that:

(i)    Participant is ultimately responsible for all Tax‑Related Items and Participant’s liability for Tax‑Related Items may exceed the amount withheld by the Company and/or Employer, if any;

(ii)    the Company and/or Employer make no representations or undertakings regarding the treatment of any Tax‑Related Items in connection with any aspect of these Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired upon vesting of the Restricted Stock Units and the receipt of any dividends;

(iii)     the Company and/or Employer do not commit to and are under no obligation to structure the terms of the grant or any aspect of these Restricted Stock Units to reduce or eliminate Participant’s liability for Tax‑Related Items or achieve any particular tax result;

(iv)     the Company and/or Employer (or former employer, as applicable) may be required to withhold or account for Tax‑Related Items in more than one jurisdiction if Participant is subject to tax in more than one jurisdiction; and

(v)    if Participant fails to make satisfactory arrangements for the payment of any required Tax‑Related Items hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or at the time any Tax‑Related Items related to these Restricted Stock Units are due, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company.

(b)    Withholding of Taxes.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (i) paying cash, (ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Employer, (iii) electing to have the Company withhold otherwise deliverable Shares upon vesting of the Restricted Stock Units with a Fair Market Value (as defined in the Plan unless otherwise determined by the Administrator) equal to the applicable amount of any Tax‑Related Items required to be withheld, (iv) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (v) withholding from proceeds of the sale of Shares acquired upon vesting of the Restricted Stock Units otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise and whether through a voluntary sale or through a mandatory sale arranged by the Company on Participant’s behalf pursuant to this authorization and without further consent from Participant), with a Fair Market Value (as defined in the Plan unless otherwise determined by the Administrator) equal to the applicable amount of any Tax‑Related Items required to be withheld.  Depending on the withholding method, and notwithstanding the foregoing, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares.  If the obligation for Tax‑Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for purposes of paying the Tax‑Related Items.

8.    Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account).  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9.    No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR ANY PARENT OR SUBSIDIARY OF THE COMPANY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10.    Insider Trading Restrictions/Market Abuse Laws.  Participant acknowledges that, depending on his or her country of residence, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares (e.g., Restricted Stock Units) under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  Participant is solely responsible for ensuring his or her compliance with any applicable restrictions and is advised to consult his or her personal legal advisor on this matter.

11.    Nature of Grant.  In accepting the Award of Restricted Stock Units, Participant acknowledges,

understands and agrees that:

(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time;

(b)    the Award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c)    all decisions with respect to future restricted stock unit grants, if any, will be at the sole discretion of the Company;

(d)    Participant is voluntarily participating in the Plan;

(e)    these Restricted Stock Units and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f)    these Restricted Stock Units and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

(g)    unless otherwise agreed with the Company, these Restricted Stock Units and any Shares acquired under the Plan, and the income and value of the same, are not granted as consideration for, or in connection with, services Participant may provide as a director of a Parent or Subsidiary of the Company;

(h)    these Restricted Stock Units and participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company or any Parent or Subsidiary of the Company and shall not interfere with the ability of the Company or any Parent or Subsidiary of the Company employing or retaining Participant, as applicable, to terminate Participant’s employment or service relationship (if any);

(i)    the future value of the Shares underlying these Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;

(j)    if Participant acquires Shares under these Restricted Stock Units, the value of such Shares may increase or decrease;

(k)    no claim or entitlement to compensation or damages shall arise from forfeiture of these Restricted Stock Units resulting from termination of Participant’s employment or service relationship by the Company or, if different, the Company’s Parent or Subsidiary employing or retaining Participant (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any);

(l)    for purposes of the Award of Restricted Stock Units, Participant’s employment or service relationship will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and, unless otherwise expressly provided in this Award Agreement or determined by the Company, Participant’s right, if any, to vest in these Restricted Stock Units will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); and

(m)    neither the Company, the Company’s Parent nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of these Restricted Stock Units or any amounts due to Participant pursuant to these Restricted Stock Units or the subsequent sale of any Shares acquired hereunder.

12.    No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares.  Participant should consult with his or her own personal tax, legal and financial advisors regarding the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Award Agreement and all other aspects of Participant’s participation in the Plan before taking any action related to the Plan.

13.    Data Privacy.  Participant hereby voluntarily consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Award grant materials ("Data") by and among, as applicable, the Company, if different, the Company’s Parent or Subsidiary employing or retaining Participant and any other Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and, if different, the Company’s Parent or Subsidiary employing or retaining Participant may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all restricted stock units or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to any third parties assisting the Company with the implementation, administration and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative.  Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If Participant  does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service with the Company’s Parent or Subsidiary employing or retaining Participant will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant restricted stock units or other equity awards to Participant or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

14.    Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of its Chief Financial Officer at Pacific Biosciences of California, Inc., at 1305 O’Brien Drive, Menlo Park, CA 94025, U.S.A., or at such other address as the Company may hereafter designate in writing.

15.    Grant is Not Transferable.  Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

16.    Successors and Assigns.  The Company may assign any of its rights under the Award Agreement to single or multiple assignees, and this Award Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, the Award Agreement will be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.  The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.

17.    Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

18.    Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any U.S. federal, state, or local or non‑U.S. law, tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission (the “SEC”), any other governmental regulatory body, or under any Applicable Laws, or the clearance, consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of any Shares will violate federal securities laws or any other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.  The Company will make all reasonable efforts to meet the requirements of any such Applicable Laws and to obtain any such consent or approval of any such governmental authority.

19.    Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

20.    Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

21.    Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future restricted stock units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

22.    Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

23.    Agreement Severable.  In the event that any provision in this Award Agreement, including the country‑specific provisions set forth in Exhibit B (if any), will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

24.    Language.  If Participant has received this Award Agreement, or any other document related to the Restricted Stock Units and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

25.    Country-Specific Provisions.  These Restricted Stock Units shall be subject to any special provisions set forth for Participant’s country, as set forth in Exhibit B.  If Participant relocates to one of the countries included in Exhibit B, the special provisions for such country shall apply to Participant, to the extent the Company determines that the application of such provisions is necessary or advisable for legal or administrative reasons.  Exhibit B constitutes part of this Award Agreement.

26.    Modifications to the Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.  Further, the Company reserves the right to impose other requirements on Participant’s participation in the Plan, on these Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to execute any additional agreements or undertakings that may be necessary to accomplish the foregoing.

27.    Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

28.    Governing Law and Choice of Venue.  This Award Agreement will be governed by the laws of the State of California, without giving effect to the conflict of laws principles thereof.  For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.

*     *     *

EXHIBIT B

ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT OUTSIDE THE U.S.

This Exhibit B includes additional terms and conditions that govern the Restricted Stock Units granted to Participant if Participant is in one of the countries listed herein.  Capitalized terms used but not defined herein will have the meanings set forth in the Award Agreement or the Plan, as applicable.

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to the Participant’s participation in the Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2017.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time the Restricted Stock Units vest or Participant sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result.  Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in the Participant’s country may apply to the Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Date of Grant, the terms and conditions and the information contained herein may not be applicable in the same manner to Participant.  The Company shall, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.

Australia

Notifications

Tax Information.  The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in that Act).

Canada

Terms and Conditions

Company’s Obligation to Pay.  This provision supplements Section 2 of the Award Agreement:

Notwithstanding any discretion set out in Section 8(d) of the Plan, vested Restricted Stock Units will be paid in Shares and not in cash or a combination of Shares and cash.

Nature of Grant.  This provision replaces Section 11(l) of the Award Agreement:

For purposes of the Award of Restricted Stock Units, Participant’s employment or service relationship will be considered terminated as of the date that is the earlier of: (i) the date Participant’s employment is terminated, (ii) the date Participant receives notice of termination, and (iii) the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) and, unless otherwise expressly provided in this Award Agreement or determined by the Company, Participant’s right to vest in the Restricted Stock Units will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any).

The following provisions will apply to Participant if he or she is a resident of Quebec:

Language Consent.  The parties acknowledge that it is their express wish that the Award Agreement, including this Exhibit B, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue Utilisée.  Les parties reconnaissent avoir expressément souhaité que la convention («Award Agreement») ainsi que cette Annexe B, ainsi que tous les documents, avis et procédures judiciares, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy.  This provision supplements Section 13 of the Award Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Participant further authorizes the Company and the Company’s Parent or Subsidiary employing or retaining Participant to disclose and discuss Participant’s participation in the Plan with their respective advisors.  Participant further authorizes the Company and the Company’s Parent or Subsidiary employing or retaining Participant to record such information and to keep such information in Participant’s employee file.

Notifications

Securities Law Information.  Participant understands that Participant is permitted to sell Shares acquired pursuant to the Plan through the designated broker appointed under the Plan, if any, provided the sale of the Shares acquired pursuant to the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed.  The Company’s common stock are currently traded on the NASDAQ Global Select Market, which is located outside of Canada, under the ticker symbol “PACB” and Shares acquired under the Plan may be sold through this exchange.

Foreign Asset/Account Reporting Information.  Foreign specified property, including Shares and rights to Shares (e.g., Restricted Stock Units), held by a Canadian resident must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign specified property exceeds C$100,000 at any time during the year.  If applicable, Form T1135 is due by April 30th of the following year.  Restricted Stock Units must be reported – generally at a nil cost – if the C$100,000 cost threshold is exceeded because of other foreign specified property held by Participant.  When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares.  The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if other Shares are owned, this ACB may have to be averaged with the ACB of the other Shares.  Participant is responsible for ensuring his or her compliance with any applicable reporting obligations and should speak to his or her personal legal advisor on this matter.

France

Terms and Conditions

Type of Restricted Stock Units.  The Restricted Stock Units are not intended to qualify for specific tax or social security treatment in France.

Language Consent.  By accepting the Award Agreement providing for the terms and conditions of the grant, Participant confirms having read and understood the documents relating to this grant (the Plan and this Award Agreement) which were provided in English language.  Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée.  En acceptant le Contrat d'Attribution décrivant les termes et conditions de l’attribution, le Participant confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat d'Attribution) qui ont été communiqués en langue anglaise.  Le Participant accepte les termes de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information.  Participant may hold Shares acquired under the Plan outside of France provided Participant annually declares all foreign bank and stock accounts, whether open, current, or closed, together with Participant’s personal income tax returns.

Germany

Notifications

Exchange Control Information.

Cross-border payments in excess of €12,500 must be reported electronically, on a monthly basis, to the Servicezentrum Außenwirtschaftsstatistik, which is the competent federal office of the Deutsche Bundesbank (the German Central Bank) for such notifications in Germany.  The Allgemeinesc Meldeportal Statistik (General Statistics Reporting Portal) can be accessed at www.bundesbank.de.

Japan

Notifications

Foreign Asset / Account Reporting Information.  Participant will be required to report details of any assets held outside of Japan as of December 31st to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15th each year.  Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to him or her and whether the requirement extends to any outstanding Restricted Stock Units, Shares and/or cash acquired under the Plan.

Netherlands

There are no country-specific provisions.

Singapore

Notifications

Securities Law Information.  The Award of Restricted Stock Units under the Plan is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.  Participant should note that the Restricted Stock Units are subject to section 257 of the SFA and the Participant should not  make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares subject to the Restricted Stock Units in Singapore, unless such sale or offer is made more than six (6) months after the Date of Grant or pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA.  The Company’s common stock is traded on the Nasdaq Global Select Market, which is located outside of Singapore, under the ticker symbol “PACB” and Shares acquired under the Plan may be sold through this exchange.

CEO and Director Notification Information.  If Participant is the Chief Executive Officer (“CEO”) or a director, associate director or shadow director1 of a Singaporean Parent or Subsidiary, Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Singaporean Parent or Subsidiary in writing when Participant receives an interest in the Company (e.g., Restricted Stock Units or Shares).  In addition, Participant must notify the Singaporean Parent or Subsidiary when Participant disposes of an interest in the Company (including when Participant sells Shares acquired at vesting of the Restricted Stock Units).  These notifications must be made within two (2) business days of (i) acquiring or disposing of any interest in the Company, (ii) any change in a previously-disclosed interest (e.g., upon vesting of the Restricted Stock Units or when Shares acquired under the Plan are subsequently sold), or (iii) becoming the CEO or a director, associate director or shadow director if such an interest exists at such time.

Switzerland

Notifications

Securities Law Information.  The Award of Restricted Stock Units under the Plan is considered a private offering in Switzerland and is therefore not subject to registration in Switzerland.  Neither this document nor any other materials relating to the Restricted Stock Units constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the Restricted Stock Units may be publicly distributed nor otherwise made publicly available in Switzerland.  Neither this document nor any other offering or marketing material relating to the Restricted Stock Units has been filed with, approved, or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

Taiwan

Notifications

Securities Law Information.   The Award of Restricted Stock Units and the Shares to be issued upon vesting of the Restricted Stock Units is available only for employees of the Company and any Parent or Subsidiary.  It is not a public offer of securities by a Taiwanese company; therefore, it is exempt from registration in Taiwan.

Exchange Control Information.  Participant may acquire and remit foreign currency (including funds for the purchase of Shares and proceeds from the sale of Shares) up to US$5,000,000 per year without justification.  If the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form.  If the transaction amount is US$500,000 or more in a single transaction, Participant must also provide supporting documentation to the satisfaction of the remitting bank.

United Kingdom

Terms and Conditions

Taxes.  The following provision supplements Section 7 of the Award Agreement:

Without limitation to Section 7 of the Award Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Parent or Subsidiary employing or retaining Participant or by Her Majesty's Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority).  Participant also agrees to indemnify and keep indemnified the Company and the Parent or Subsidiary employing or retaining Participant against any Tax–Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

__________________________

1 A shadow director is an individual who is not on the board of directors of the Singapore Parent or Subsidiary but who has sufficient control so that the board of directors of the Singapore Parent or Subsidiary acts in accordance with the directions and instructions of the individual.

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

2010 EQUITY INCENTIVE PLAN

GLOBAL STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Pacific Biosciences of California, Inc. 2010 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Global Stock Option Award Agreement, including any exhibits thereto (collectively, the “Award Agreement”).

I.    NOTICE OF STOCK OPTION GRANT

Participant Name:

Address:

You have been granted an Option to purchase Common Stock of Pacific Biosciences of California, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant

Vesting Commencement Date

Grant Price per Share	US$

Total Number of Shares Granted

Total Exercise Price	US$

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

[INSERT VESTING SCHEDULE]

Termination Period:

This Option will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for twelve (12) months after Participant ceases to be Service Provider.  Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 13 of the Plan.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, and the Additional Terms and Conditions of Stock Option Grant outside the U.S., attached hereto as Exhibit C, all of which are made a part of this document.  Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement.  Participant further agrees to notify the Company upon any change in their residence address.

PARTICIPANT:	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

Signature	By

Print Name	Title

EXHIBIT A

TERMS AND CONDITIONS OF STOCK OPTION GRANT

1.    Grant of Option.  The Company hereby grants to the Participant named in the Notice of Grant attached as Part I of this Award Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Award Agreement, including any country-specific provisions set forth in Exhibit C, and the Plan, which is incorporated herein by reference.  Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an ISO under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).  However, if this Option is intended to be an ISO, to the extent that it exceeds the US$100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).  Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  Notwithstanding anything to the contrary, if Participant is a non-U.S. taxpayer, this Option will be designated as an NSO.  In no event will the Administrator, the Company or any Parent or Subsidiary of the Company or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2.    Vesting Schedule.  Except as provided in Section 3, the Option awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant.  Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs, and as further described in Section 9(l) of this Award Agreement.  The Administrator will have the exclusive discretion to determine when Participant no longer is providing services for purposes of this Option (including without limitation whether Participant still may be considered to be providing services while on a leave of absence).

3.    Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan.  If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

4.    Exercise of Option.

(a)    Right to Exercise.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

(b)    Method of Exercise.  This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice will be completed by Participant and delivered to the Company.  The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable Tax-Related Items (as defined below in Section 6).  This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

5.    Method of Payment.  Payment of the aggregate Exercise Price will be by any form of consideration permitted under Section 6(c)(iii) of the Plan acceptable to the Company at the time of exercise. Notwithstanding the foregoing, the Company reserves the right to restrict the methods of payment of the Exercise Price if necessary to comply with Applicable Laws, as determined by the Company in its sole discretion.

6.    Tax Obligations.

(a)    Responsibility for Taxes.  Participant acknowledges that, regardless of any action taken by the Company or, if different, the Company’s Parent or Subsidiary employing or retaining Participant with respect to any or all tax, social insurance and social security liability under Applicable Laws in connection with Participant’s participation in the Plan, this Option, and the related Shares, including, without limitation, (a) all federal, state and local income, employment and any other applicable taxes, (b) Participant’s and, to the extent required by the Company (or the Company’s Parent or Subsidiary employing or retaining Participant), fringe benefit tax liability, if any, of the Company (or the Company’s Parent or Subsidiary employing or retaining Participant) associated with the grant, vesting, or exercise of the Option, or sale of or other disposition with respect to the related Shares, and (c) all other taxes or social insurance or social security liabilities or premium with respect to which Participant has, or has agreed to bear, responsibility (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount (if any) withheld by the Company or, if different, the Company’s Parent or Subsidiary employing or retaining Participant.  Participant further acknowledges that the Company and/or, if different, the Company’s Parent or Subsidiary employing or retaining Participant (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting, exercise, assignment, release or cancellation of the Option, the subsequent sale or other disposition of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if Participant becomes subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or, if different, the Company’s Parent or Subsidiary employing or retaining Participant (or the Company’s Parent or Subsidiary formerly employing or retaining Participant, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or, if different, the Company’s Parent or Subsidiary employing or retaining Participant to satisfy all Tax-Related Items.  In this regard, Participant authorizes the Company and/or, if different, the Company’s Parent or Subsidiary employing or retaining Participant, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (A) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or, if different, the Company’s Parent or Subsidiary employing or retaining Participant; (B) withholding from proceeds of the sale or other disposition of Shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization without further consent); or (C) withholding in Shares to be issued upon exercise of the Option.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the Exercised Shares, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant shall pay to the Company or the Company’s Parent or Subsidiary employing or retaining Participant any amount of Tax-Related Items that the Company or the Company’s Parent or Subsidiary employing or retaining Participant may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to honor the exercise and/or to deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

(b)    Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c)    Code Section 409A.  Under Code Section 409A, an option that vests after December 31, 2004  (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share on the date of grant (a “Discount Option”) may be considered “deferred compensation.”  A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The Discount Option may also result in additional state income, penalty and interest charges to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share Exercise Price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share Exercise Price that was less than the Fair Market Value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.  In no event will the Company (or its Parent or Subsidiary employing or retaining Participant, as applicable) reimburse Participant for any taxes imposed or other costs incurred as a result of Code Section 409A.

7.    Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account).  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8.    Data Privacy.  Participant hereby voluntarily consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Option grant materials ("Data") by and among, as applicable, the Company, if different, the Company’s Parent or Subsidiary employing or retaining Participant and any other Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and, if different, the Company’s Parent or Subsidiary employing or retaining Participant may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to any third parties assisting the Company with the implementation, administration and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative.  Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If Participant  does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service with the Company’s Parent or Subsidiary employing or retaining Participant will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Options or other equity awards to Participant or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

9.    Nature of Grant.  In accepting the Option, Participant acknowledges, understands and agrees that:

(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time;

(b)    the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c)    all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

(d)    Participant is voluntarily participating in the Plan;

(e)    the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f)    the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

(g)    unless otherwise agreed with the Company, the Option and any Shares acquired under the Plan, and the income and value of the same, are not granted as consideration for, or in connection with, services Participant may provide as a director of a Parent or Subsidiary of the Company;

(h)    the Option and participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company or any Parent or Subsidiary of the Company and shall not interfere with the ability of the Company or any Parent or Subsidiary of the Company employing or retaining Participant, as applicable, to terminate Participant’s employment or service relationship (if any);

(i)    the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(j)    if the underlying Shares do not increase in value, the Option will have no value;

(k)    if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease, even below the Exercise Price;

(l)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of Participant’s employment or service relationship by the Company or, if different, the Company’s Parent or Subsidiary employing or retaining Participant (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any);

(m)    for purposes of the Option grant, Participant’s employment or service relationship will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and, unless otherwise expressly provided in this Award Agreement or determined by the Company, Participant’s right, if any, to vest in the Option will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); similarly, Participant’s right, if any, to exercise the Option after termination of employment or service will be measured by such date and will not be extended by any notice period; the Administrator, in its sole discretion, shall determine when Participant is no longer actively providing services for purposes of this Option grant (including whether Participant may still be considered to be providing services while on a leave of absence); and

(n)    neither the Company, the Company’s Parent nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

10.    No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares.  Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

11.    Insider Trading Restrictions/Market Abuse Laws.  Participant acknowledges that, depending on his or her country of residence, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares (e.g., Options) under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  Participant is solely responsible for ensuring his or her compliance with any applicable restrictions and is advised to consult his or her personal legal advisor on this matter.

12.    No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS SUBJECT TO THE PARTICIPANT CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE COMPANY’S PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE COMPANY’S PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

13.    Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of its Chief Financial Officer at Pacific Biosciences of California, Inc., 1305 O’Brien Drive, Menlo Park, CA 94025, U.S.A., or at such other address as the Company may hereafter designate in writing.

14.    Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

15.    Successors and Assigns.  The Company may assign any of its rights under the Award Agreement to single or multiple assignees, and this Award Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, the Award Agreement will be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.  The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.

16.    Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

17.    Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any U.S. federal, state, local or foreign law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission (the “SEC”), any other governmental regulatory body, or under any Applicable Laws, or the clearance, consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the purchase by or issuance of Shares to Participant (or his or her estate), such purchase or issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of any Shares will violate federal securities laws or any other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares no longer will cause such violation.  The Company will make all reasonable efforts to meet the requirements of any such Applicable Laws and to obtain any such consent or approval of any such governmental authority.  Assuming such compliance, for U.S. income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.  In addition, subject to the terms of the Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of exercise of this Option as the Administrator may establish from time to time for reasons of administrative convenience.

18.    Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

19.    Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

20.    Electronic Delivery and Acceptance.  The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

21.    Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

22.    Agreement Severable.  In the event that any provision in this Award Agreement, including the country-specific provisions set forth in Exhibit C (if any), will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

23.    Language.  If Participant has received this Award Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

24.    Country-Specific Provisions.  The Option shall be subject to any special provisions set forth for Participant’s country, as set forth in Exhibit C.  If Participant relocates to one of the countries included in Exhibit C, the special provisions for such country shall apply to Participant, to the extent the Company determines that the application of such provisions is necessary or advisable for legal or administrative reasons.  Exhibit C constitutes part of this Award Agreement.

25.    Modifications to the Agreement.  This Award Agreement, including Exhibit C, constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement, including Exhibit C, as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Option.  Further, the Company reserves the right to impose other requirements on Participant’s participation in the Plan, on this Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to execute any additional agreements or undertakings that may be necessary to accomplish the foregoing.

26.    Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

27.    Governing Law and Choice of Venue.  This Award Agreement, including Exhibit C, and the Option grant will be governed by the laws of the State of California, U.S.A., without giving effect to the conflict of laws principles thereof.  For purposes of litigating any dispute that arises under this Option or this Award Agreement, including Exhibit C, the parties hereby submit to and consent to the jurisdiction of the State of California, U.S.A., and agree that such litigation will be conducted in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Option is made and/or to be performed.

28.    Waiver.  The waiver by the Company with respect to compliance with any provision of this Agreement by Participant shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant of any provision of this Agreement.

EXHIBIT B

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

2010 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Pacific Biosciences of California, Inc.

1305 O’Brien Drive

Menlo Park, CA 94025

Attention:  Chief Financial Officer

1.    Exercise of Option.  Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Pacific Biosciences of California, Inc. (the “Company”) under and pursuant to the 2010 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated ________ (the “Award Agreement”), which includes the Notice of Stock Option Grant, the Terms and Conditions of Stock Option Grant attached as Exhibit A thereto, the Additional Terms and Conditions of Stock Option Grant Outside the U.S. attached as Exhibit C thereto, and any other exhibits attached thereto.  The purchase price for the Shares will be US$_____________, as required by the Award Agreement.

2.    Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price of the Shares and any required Tax-Related Items (as defined in the Award Agreement) in connection with the exercise of the Option.

3.    Representations of Purchaser.  Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement (including Exhibit C) and agrees to abide by and be bound by their terms and conditions.

4.    Rights as Stockholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option.  The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

5.    Tax Consultation.  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.    Entire Agreement; Governing Law and Choice of Venue.  The Plan and Award Agreement are incorporated herein by reference.  This Exercise Notice, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of California, U.S.A.  For purposes of litigating any dispute that arises under this Exercise Notice, the Option or the Award Agreement, including Exhibit C, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Option is made and/or to be performed.

6573070-v18\GESDMS

Submitted by:	Accepted by:

PURCHASER:	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

Signature	By

Print Name	Title

Residence Address:

Date Received

EXHIBIT C

ADDITIONAL TERMS AND CONDITIONS
OF STOCK OPTION GRANT
OUTSIDE THE U.S.

This Exhibit C includes additional terms and conditions that govern the Option granted to Participant if Participant is in one of the countries listed herein.  Capitalized terms used but not defined herein will have the meanings set forth in the Award Agreement or the Plan, as applicable.

This Exhibit C also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to the Participant’s participation in the Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2017.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time the Participant exercises the Option, acquires Shares or sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result.  Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in the Participant’s country may apply to the Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Date of Grant, the terms and conditions and the information contained herein may not be applicable in the same manner to Participant.  The Company shall, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.

Australia

Notifications

Tax Information.  The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in that Act).

Securities Law Information.  If Participant acquires Shares under the Plan and subsequently offers the Shares for sale to a person or entity resident in Australia, such an offer may be subject to disclosure requirements under Australian law and Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Canada

Terms and Conditions

Method of Payment.  This provision supplements Section 5 of the Award Agreement:

Due to tax considerations in Canada, Participant may not pay the exercise price or Tax-Related Items by surrendering Shares that he or she already owns or by attesting to the ownership of Shares.

Nature of Grant.  This provision replaces Section 9(m) of the Award Agreement:

For purposes of the Option grant, Participant’s employment or service relationship will be considered terminated as of the date that is the earlier of: (i) the date Participant’s employment is terminated, (ii) the date Participant receives notice of termination, and (iii) the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) and, unless otherwise expressly provided in this Agreement or determined by the Company, (i) Participant’s right to vest in the Option will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and (ii) Participant’s right, if any, to exercise the Option after termination of employment or service will be measured by such date and will not be extended by any notice period; the Administrator, in its sole discretion, shall determine when Participant is no longer actively providing services for purposes of this Option grant (including whether Participant may still be considered to be providing services while on a leave of absence).

The following provisions will apply to Participant if he or she is a resident of Quebec:

Language Consent.    The parties acknowledge that it is their express wish that the Award Agreement, including this Exhibit C, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue Utilisée.  Les parties reconnaissent avoir expressément souhaité que la convention («Award Agreement») ainsi que cette Annexe C, ainsi que tous les documents, avis et procédures judiciares, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy.  This provision supplements Section 8 of the Award Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Participant further authorizes the Company and the Company’s Parent or Subsidiary employing or retaining Participant to disclose and discuss Participant’s participation in the Plan with their respective advisors.  Participant further authorizes the Company and the Company’s Parent or Subsidiary employing or retaining Participant to record such information and to keep such information in Participant’s employee file.

Notifications

Securities Law Information.  Participant understands that Participant is permitted to sell Shares acquired pursuant to the Plan through the designated broker appointed under the Plan, if any, provided the sale of the Shares acquired pursuant to the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed.  The Company’s common stock are currently traded on the NASDAQ Global Select Market, which is located outside of Canada, under the ticker symbol “PACB” and Shares acquired under the Plan may be sold through this exchange.

Foreign Asset/Account Reporting Information.  Foreign specified property, including Shares and rights to Shares (e.g., Options),  held by a Canadian resident must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign specified property exceeds C$100,000 at any time during the year.  If applicable, Form T1135 is due by April 30th of the following year.  Options must be reported – generally at a nil cost – if the C$100,000 cost threshold is exceeded because of other foreign specified property held by the resident.  When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares.  The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if other Shares are owned, this ACB may have to be averaged with the ACB of the other Shares.  Participant is responsible for ensuring his or her compliance with any applicable reporting obligations and should speak to his or her personal legal advisor on this matter.

France

Terms and Conditions

Type of Option.  The Option is not intended to qualify for specific tax or social security treatment in France.

Language Consent.    By accepting the Award Agreement providing for the terms and conditions of the grant, Participant confirms having read and understood the documents relating to this grant (the Plan and this Award Agreement) which were provided in English language.  Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée.  En acceptant le Contrat d'Attribution décrivant les termes et conditions de l’attribution, le Participant confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat d'Attribution) qui ont été communiqués en langue anglaise.  Le Participant accepte les termes de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information.  Participant may hold Shares acquired under the Plan outside of France provided Participant annually declares all foreign bank and stock accounts, whether open, current, or closed, together with Participant’s personal income tax returns.

Germany

Notifications

Exchange Control Information.  Cross-border payments in excess of €12,500 must be reported electronically, on a monthly basis, to the Servicezentrum Außenwirtschaftsstatistik, which is the competent federal office of the Deutsche Bundesbank (the German Central Bank) for such notifications in Germany.  The Allgemeinesc Meldeportal Statistik (General Statistics Reporting Portal) can be accessed at www.bundesbank.de.

Japan

Notifications

Exchange Control Information.  If the payment amount to purchase Shares in one transaction exceeds ¥30,000,000, Participant must file a Payment Report with the Ministry of Finance (the “MOF”) (through the Bank of Japan or the bank through which the payment was effected).  If the payment amount to purchase Shares in one transaction exceeds ¥100,000,000, Participant must file a Securities Acquisition Report, in addition to a Payment Report, with the MOF (through the Bank of Japan).

Foreign Asset / Account Reporting Information.  Participant will be required to report details of any assets held outside of Japan as of December 31st to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15th each year.  Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to him or her and whether the requirement extends to any outstanding Options, Shares and/or cash acquired under the Plan.

Netherlands

There are no country-specific provisions.

Singapore

Notifications

Securities Law Information.  The grant of the Option under the Plan is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.  Participant should note that the Option is subject to section 257 of the SFA and the Participant should not  make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares subject to the Option in Singapore, unless such sale or offer is made more than six (6) months after the Date of Grant or pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA.  The Company’s common stock is traded on the Nasdaq Global Select Market, which is located outside of Singapore, under the ticker symbol “PACB” and Shares acquired under the Plan may be sold through this exchange.

CEO and Director Notification Information.  If Participant is the Chief Executive Officer (“CEO”) or a director, associate director or shadow director3 of a Singaporean Parent or Subsidiary, Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Singaporean Parent or Subsidiary in writing when Participant receives an interest (e.g., an Option or Shares) in the Company.  In addition, Participant must notify the Singaporean Parent or Subsidiary when Participant disposes of an interest in the Company (including when Participant sells Shares acquired at exercise of the Option).  These notifications must be made within two (2) business days of (i) acquiring or disposing of any interest in the Company, (ii) any change in a previously-disclosed interest (e.g., upon exercise of the options or when Shares acquired under the Plan are subsequently sold), or (iii) becoming the CEO or a director, associate director or shadow director if such an interest exists at such time.

Switzerland

Notifications

Securities Law Information.  The grant of the Option under the Plan is considered a private offering in Switzerland and is therefore not subject to registration in Switzerland.  Neither this document nor any other materials relating to the Option constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the Option may be publicly distributed nor otherwise made publicly available in Switzerland.  Neither this document nor any other offering or marketing material relating to the Option has been filed with, approved, or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

Taiwan

Notifications

Securities Law Information.   The offer of the Option and the Shares to be issued upon exercise of the Option is available only for employees of the Company and any Parent or Subsidiary.  It is not a public offer of securities by a Taiwanese company; therefore, it is exempt from registration in Taiwan.

Exchange Control Information.  Participant may acquire and remit foreign currency (including funds for the purchase of Shares and proceeds from the sale of Shares) up to US$5,000,000 per year without justification.  If the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form.  If the transaction amount is US$500,000 or more in a single transaction, Participant must also provide supporting documentation to the satisfaction of the remitting bank.

United Kingdom

Terms and Conditions

Tax Obligations.  The following provision supplements Section 6 of the Award Agreement:

_______________________

3 A shadow director is an individual who is not on the board of directors of the Singapore Parent or Subsidiary but who has sufficient control so that the board of directors of the Singapore Parent or Subsidiary acts in accordance with the directions and instructions of the individual.

Without limitation to Section 6 of the Award Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Parent or Subsidiary employing or retaining Participant or by Her Majesty's Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority).  Participant also agrees to indemnify and keep indemnified the Company and the Parent or Subsidiary employing or retaining Participant against any Tax–Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.